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                                                               EXHIBIT 10.21

                                   AMENDMENT NO. 2
                                          TO
                                EMPLOYEMENT AGREEMENT

     THIS AMENDMENT NO. 2, EFFECTIVE THE 18TH DAY OF MAY, 1998, IS MADE TO THAT CERTAIN EMPLOYMENT AGREEMENT BETWEEN UNOVA, INC. ("UNOVA") AND CLAYTON
A. WILLIAMS (HEREINAFTER CALLED "EXECUTIVE"), DATED AUGUST 1997 (HEREINAFTER CALLED "THE AGREEMENT"), AS PREVIOUSLY AMENDED ON MARCH 24, 1998.

     WHEREAS, the Compensation Committee of the Board of Directors of UNOVA has approved including Executive in the UNOVA, Inc. Supplemental Employee Retirement Plan (hereinafter call "SERP"), under specified terms and conditions.

     NOW THEREFORE, by mutual agreement of the parties, the Agreement is hereby further amended as follows:

     1. Paragraph 1.1 EMPLOYMENT, of the Agreement is further amended to extend the term of employment from February to December 31, 1999. Upon reaching that date, Executive shall retire as an employee and officer of UNOVA and its subsidiaries or affiliates.

     2. Upon retirement Executive shall be entitled to receive retirement benefits under the UNOVA, Inc. SERP offset by company-provided pension benefits payable from Litton Industries, Inc., (Qualified, Part I, Restoration and SERP). However, there will be no offset for company-provided pension benefits that would have been available during Executive's non-participation periods under the UNOVA, Inc. and Western Atlas Inc. retirement plans. Executive shall on December 31, 1999 be considered as vested under the UNOVA, Inc. SERP with 20 years of service.

     3. Except as hereby amended, the remaining terms and conditions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

UNOVA, Inc.                        EXECUTIVE

By: /S/ VIRGINIA S. YOUNG          By: /S/ CLAYTON A. WILLIAMS
    ---------------------              -----------------------
     Virginia S. Young                  Clayton A. Williams
     Vice President and Secretary